(Written on Official legal paper corresponding to the records of Lawyer Rafael Alejandro Moncada Cantarero).

CERTIFIED TRUE COPY

INSTRUMENT NUMBER SIXTEEN (16). In the city of San Salvador, Republic of El Salvador, on January twelve, two thousand and ten, before mi, RAFAEL ALEJANDRO MONCADA CANTARERO, Notary, which place of residence is Tegucigalpa, Municipality of the Central District, Republic of Honduras, and in transit in this city, registered under number one thousand four hundred and twenty-six (1426) in the Supreme court of Justice and which offices are located at Barrio Pueblo Nuevo, Calzada Jamaica 121, Edificio DVegamah, Segundo Nivel, Cubículo #4, Tegucigalpa, Municipality of the Central District, Republic of Honduras, personally appear: CHRISTOPHER SEAN SOUHRADA, of legal age, married, Business Executive, of US nationality residing at Antiguo Cuscatlán, Departamento de La Libertad, and in transit through this city, who is acting in his capacity as the Special Proxy and authorized representative of the company PRICESMART HONDURAS, S.A. DE C.V., domiciled in San Pedro Sula, Department of Cortés, Republic of Honduras, which according to the Salvadoran legislation is the bearer of Tax ID Number SSF NINE FIVE ZERO ONE TWO ZERO ZERO ZERO ONE ONE ONE, issued by the Financial System Superintendency of El Salvador, for which effects shall herein be referred to as the “Debtor”; and MOISÉS FRANCISCO ALFARO CHINCHILLA, of legal age, married, lawyer and notary of the Republic of El Salvador, domiciled in this city and the department of San Salvador, Republic of El Salvador, who is acting in his capacity as Special Administrative Proxy of the company SCOTIABANK EL SALVADOR, S.A., a financial institution domiciled in the Republic of El Salvador, which Tax ID Card number is zero six hundred and fourteen- two hundred and fifty-one thousand, one hundred and seventy-two- zero zero one- four established in accordance with the laws of the Republic of El Salvador, simply referred to herein as the “Bank”, who ensure me  that they are free to exercise and fully enjoy their civil rights, and hereby spontaneously declare the following: Christopher Sean Souhrada, in the capacity in which is appears, states that the Bank has hereby granted the company he represents, PRICESMART HONDURAS, S.A. de C.V., a loan that is subject to the following special conditions: I) NATURE OF THE AGREEMENT AND AMOUNT OF THE LOAN. Christopher Sean Souhrada, in his aforementioned capacity, states to hereby receive, for the benefit of the company he represents and as a loan from SCOTIABANK EL SALVADOR, SOCIEDAD ANÓNIMA, the sum of SIX MILLION US DOLLARS, and the Debtor is bound with the Bank for the total amount of the granted loan, as well as for the fulfillment of all the obligations deriving from the referred to loan. II) DESTINATION OF THE LOAN. The Debtor is compelled to invest the loaned amount on the refinancing of the debts existing between the companies of its same business group. III) ORIGIN OF THE FUNDS. The loan is granted by the Bank with foreign funds. IV) NOMINAL INTEREST RATE AND DELINQUENCY CHARGES. The Debtor is bound to pay the Bank, based on the loaned amount, a nominal interest on balances indicated by the Bank at the time that each installment payment is made, according to the rules set out further on. The applicable annual interest rate for each installment payment for the respective period shall be set by applying the reference rate of the interest rate provided to high ranking banks for deposits in dollars as per the LIBOR corresponding to a Thirty day term, plus an additional FOUR PERCENT differential on such rate. The Debtor agarees that in no event shall the applicable nominal rate be lower than SEVEN POINT FIFTY PERCENT (7.50%) a year, even when the LIBOR is lower. For such effects, the applicable rate shall be offered at eleven a.m., London time, two workdays prior to the first day on which the new interest rate period commences and such reference rate plus the established differential shall apply, and the rate shall be fixed throughout the whole readjustment term of the rate, which shall be equal to THIRTY DAYS.  Every calculation of interests shall be based on a calendar year, times the number of days, including the first and excluding the last day occurring during the period on which such interest must be paid. Compliance with that set out in Section sixty-six of the Bank Law of the Republic of El Salvador states that: THE ANNUAL INTEREST RATE IN EFFECT CORRESPONDING TO THE BEFORE DESCRIBED NOMINAL RATE EQUALS SEVEN POINT SIX HUNDRED AND TWENTY-FIVE PERCENT (7.625%) per YEAR. The Debtor agrees and accepts that in order for the stipulated rate to be applied, it must meet the following conditions: a) Maintain a ranking of “A” or “B”, in the Financial System of El Salvador, as per the ranking instructions regarding risk assets issued by the Financial System Superintendency of such country; b) All the conditions of this loan are met to the satisfaction of the Bank; and c) The Debtor and individuals with whom an economic bond exists in accordance with the terms of the Bank Law of such country, must be up to date on all their payments, all the obligations undertaken with the Bank and their affiliates. If the Debtor does not meet any of the before stated conditions, this loan shall immediately accrue  an interest equal to the Reference Rate published by the Bank, which shall be adjusted each month, at the option of the Bank. The private written communication made at any time to the Debtor by the Bank about the rate, with regard to the established differential; or the publication in two newspapers covering the whole nation of the Republic of El Salvador of the Sole Reference Rate, and the interest rate published by the Bank each month or every time that such is modified, shall be held as notice of the adjustments of such rate, and which the Debtor hereby expressly accepts. The annual interest rate shall only apply by the pending balances during the time that such balances are pending, and the Bank may not charge interests that have not yet been accrued.  The Debtor is compelled to pay the new fee resulting from the modifications or adjustments, without any modification to the originally agreed on term. In the event of delinquent payments, the agreed on interest rate shall be increased and additional FIVE POINTS with regard to the effective interest rate applied prevailing on the date of the default, without this signaling an extension of the term, and without detriment to the other legal effects of the default payment, which shall be fixed until the obligation expires. The interest in arrears shall be calculated and paid on the default and not on the total balance. No interests shall be charged on accrued and unpaid interests. The adjustments and variability  of the agreed on interest shall be evidenced with the certificates issued by the Bank in accordance with Article one thousand one hundred and thirteen of the Code of Commerce or Section two hundred and seventeen of the Bank Law, both of the Republic of El Salvador. V) PREPAYMENT CONDITION. Early payment of all or part of the loan shall not produce any type of prepayment commission, as long as these payments are made on the readjustment dates of the LIBOR applicable to the loan and with prior written notice three workdays before the early payment date, otherwise, the Debtor shall acknowledge and pay the Bank a prepayment commission, which shall be calculated by using the differential between the LIBOR quoted on the last date of its readjustment, and the LIBOR on the prepayment date, times the days pending until the next readjustment date of the Rate, times the prepaid sum. If the result of such operation is negative, the Debtor shall not pay any type of surcharge. IV) TERM. The Debtor is bound to pay the agreed on sum during the term of FIVE YEARS, starting as of this date. VII) PAYMENT METHOD. The Debtor is bound to pay the loaned sum in FIFTY-NINE monthly, expired and successive installments of FIFTY THOUSAND US DOLLARS each, plus the respective interests, and ONE last installment corresponding to the balance upon expiration of the loan for the sum of THREE MILLION AND FIFTY THOUSAND US DOLLARS, which may be refinanced for an additional five-year term, at the option of the Bank, plus the applicable interests and the respective Personal Property Transfer and Service Lending Tax, when applicable. The before detailed installments may vary as per the variation of the active interest rate or the premiums of the insurance taken out, payable on every twenty-third day of each of the months corresponding to the term; and the remaining balance, should such exist, upon the expiration of the term. The Debtor is bound to takeout and keep insurance policies guaranteeing the property given in guarantee of this loan effective throughout the term of this loan, and is compelled to pay the premiums punctually. The Debtor states that they are bound with the respective Insurance Company to pay the increases to the premium resulting from the renewal of such and which sum shall be included in the payment of installments of this Loan and the Debtor thus expressly authorizes the Bank to increase the value of such so that payment of the new premium is covered. VIII) PLACE AND ASCRIPTION OF THE PAYMENTS. Every payment shall be made in legal currency at the headquarters of the Bank located in the city of San Salvador, or at any of its Banking Agencies, and shall be preferably ascribed to the payment of interests, and the balance, if existing, to payment of capital. The Debtor authorizes the Bank to apply the payments to any other debt held with such Bank. It is hereby understood by the parties that when the payment date falls on a non workday, such shall be extended to the next workday. IX) EXPIRATION OF THE TERM. The term granted herein shall expire and the debt shall be required in full, immediately, with its corresponding interests, as if it were a requirement for the expiration of the term, in the following events: a) Default in payment of an installment of this or any other loan by the Debtor or any of the joint sureties as set out in Clause XV of this instrument, in favor of the Bank; b) Noncompliance by the Debtor of any of the obligations undertaken through this instrument or incurring in a cause for the expiration of this term with respect to any of the guaranteed obligations; c) The filing of legal actions against the Debtor and/or its joint securities or co-owners by the Bank, or any of its affiliates or subsidiaries of the Bank, including but not limited to Bank of Nova Scotia; d) The filing of any legal action by third parties as long as the sum being claimed for, to the Debtor or its joint sureties or co-owners, is equal to or greater than ONE MILLION US DOLLARS (US$1,000,000.00), whether by means of an individual suit or class actions; d) (sic)  In the event that f the Debtor should invest part or all of the loan in objectives other than those set out in this instrument; e) When the Debtor allows one month to elapse without notifying the Bank of the damages to the mortgaged property and any event that should reduce its value, of disrupting its possession or compromising its dominion, to such degree that the loan obligations that are covered and guaranteed by the Mortgage established in this instrument, in accordance with the opinion of the experts appointed by the Bank are not satisfyingly covered, all in accordance with Section two hundred and twenty-two of the Bank Law of El Salvador; f) The full or partial transfer, by the Debtor, of the properties that have been given in guarantee of this instrument, for the total or partial leasing of such, for the establishment of any real or personal right or any new lien, all without having previously requested and received written authorization from the Bank; g) Placement of an embargo on the properties mortgaged in favor of the Bank or for any action violating the rights of the Bank as the mortgage creditor; h) The non reinforcement of the guarantee, by the Debtor, to the satisfaction of and during the term granted by the Bank, if in the opinion of the experts appointed by the Bank, the guarantee is deteriorated or the value of such has been reduced since the loan undertaken was granted; i) In the event that this deed cannot be registered in the corresponding Property Registry due to the existence of embargos filed or registered or of any type, or for any other reason, as in the case of the existence of observations made by the respective Public Registry and that such are not remedied within the term that for such purposes are set out by the Bank to the Debtor, the agreement shall be terminated and things shall return to the state in which they were in prior to this deed; in which case the appearing parties undertake the granting of the documents required for such effects; j) In the event that the Debtor let at least one month elapse without providing written notice to the Bank regarding the damage suffered by the mortgaged property, or any other event susceptive to lowering the value, disturbing the possession or compromising the dominion of such, due to acts of God or human actions, to the degree that they do not satisfyingly cover the credit obligations guaranteeing this mortgage, all in accordance with Section two hundred and twenty-two of the Bank Law; k) Noncompliance of any of the clauses set forth in this document or incurring in a causes for the expiration of the term of any of the guaranteed obligations; l) IN the event that the Debtor has concealed any case for the termination or cancellation of this agreement, and any lien on the property given in guarantee, totally or partially. X) GENERAL OBLIGATIONS. The Debtor is bound to: a) Ensure the existing constructions or those subsequently contained on the mortgaged property against all risks; b) Allow the bank, by means of its representatives, to inspect the property given as a guarantee, when the Bank considers it convenient; c) The Bank shall not grant the cancellation of the mortgage while pending balances, for which the Debtor is responsible, exist with regard to operations guaranteeing such; d) To keep the mortgaged property in good conservation conditions, as well as all the properties attached to such; e) To request written authorization from the Bank, prior to introducing any modifications or alternations to the mortgaged property; f) To request written authorization from the Bank, prior to any form of transfer of leasing of the mortgaged property; g) To keep payment of taxes, duties or fiscal or municipal charges affecting the mortgaged property up to date, committing to submit the respective receipts and proof of solvency to the Bank, as long as required by the latter; h) To improve or change the guarantee, when the value of the property object of this agreement has decreased or the domino or possession of such is at risk; i) To provide any type of information regarding this loan or its guarantees and especially the duly audited financial information, when so requested by the Bank; j) To allow the Bank and the Financial System Superintendency of El Salvador, to certify that the destination of the funds has been complied with; k) To employ its best effort to direct its bank operations in favor of the Bank; l) To allow the Bank to exercise the control it deems convenient to ensure that the funds corresponding to this loan are invested in those purposes that have been stated; m) In the event of an increase in the interest rate, the Bank reserves the right to adjust the loan installments in the same proportion, in such way that it is paid up within the stipulated term; n) Even when this loan shows an advance payment to capital, the Debtor is compelled to continue to pay the interests on the stipulated payment date; o) The Debtor expressly states that to date it has fulfilled and fulfills each and every one of the requirements of the legislation of El Salvador and Honduras relating to the environment and specifically to the Environmental Law and its regulations or a similar legislation in each country, as well as with the technical environmental regulations required for the ejection of its productive activities, having performed the corresponding Environmental Impact studies in the necessary events, for such effect, also stating to possess all the necessary permits for the performance, broadening, reinstatement or restoration  of its productive activities. It consequently undertakes not to use the funds of this loan on activities that damage the environment or violate the national legislation in effect on such matter; p) The Debtor expressly declares that to date it has complied and complies with the effective obligations set out in the legislation of El Salvador and Honduras against Money and Asset Laundering and is compelled to consequently not use the funds of this loan in activities other than those stated in this instrument; q) The Debtor acknowledges that Scotiabank El Salvador, S.A. is a corporation established in accordance with the laws of the Republic of El Salvador. In such sense, it hereby accepts that Scotiabank El Salvador, S.A. is the sole entity legally required to comply with any agreement consigned in this agreement, and no other subsidiary or affiliate of the Scotiabank group has or shall have any responsibility whatsoever with the Debtor deriving from such; f) In the event of payments in arrears, the Debtor undertakes to pay the Bank, for the concept of a surcharges for the management of the recovery of overdue payments, the percentage that the Bank indicates at that time, on the recovered sum in arrears, published in accordance to that set out in Section sixty-four of the Bank Law of El Salvador; and s) It is understood and agreed that no tax, duty, right, lien or charge may affect the payments to be made to the Bank by the Debtor, such taxes, duties, rights, liens or charges must be assumed and paid for by the Debtor without any deduction whatsoever in the corresponding sums, whether relating to capital or interests or expenses deriving from this loan agreement; in the event that it is legally necessary to make the tax, duty or service payment or retention, the Debtor undertakes to pay the additional values in such way that, once the deductions or respective retention are made, the net sum to be paid is equal to the sums agreed to in this agreement as if such tax, rate, deduction or retention were non-applicable. XI) SPECIAL CONDITIONS.  The Debtor expressly submits to the following special conditions: a) Authorizing the Bank, in the event that the commissions published and stipulated in the letter of approval of the granted loan, or any other type of applicable commission were not previously paid up, that such be withheld from the disbursement. B) The Debtor states to have paid the amount of FOURTEEN THOUSAND US DOLLARS for the concept of the granting commission and undertakes to hereby pay the Bank the complement of the commission for granting this loan, for the sum of SIXTY-ONE THOUSAND US DOLLARS, plus the Personal Property Transfer and Service Lending Tax, which is equal to one point twenty-five percent of the approved sum plus the Personal Property Transfer and Service Lending Tax; c) Must hold a savings or checking account with the Bank; d) Must submit financial statements three months after the end of the fiscal year, at the latest, and whenever required by the Bank; e) The Debtor, while this loan is in effect, undertakes to provide the Bank, within a maximum term of thirty days, the non-opposed changes regarding the ownership of the equity holdings of its net assets, as well as changes to the Administrative Bodies of such; f) Undertakes to keep a good accounting system up to date, in accordance with the generally accepted accounting principles, as well as the unofficial records enabling the punctual attainment of irrefutable data on the operations and results of the Debtor; g) COMMISSIONS AND SURCHARGES.  The Debtor accepts and is expressly bound to pay the commissions and surcharges applicable to this loan, detailed in the annex punctually delivered to the Debtor in compliance with the Law and that is an integral part of this agreement; and b) The Debtor has irrevocably and unconditionally assigned in favor of the Bank, as long as payment of this loan has not been paid in full, thoses rents deriving from the effective lease agreements and entered into by the Debtor with third parties on the commercial lots found within its property located in the city of San Pedro Sula, Republic of Honduras. The Bank shall only exercise the rights deriving from the herein mentioned assignment if the Debtor incurs in any cause for the expiration of the term of this loan. In the event that the Bank finds itself forced to exercise the right of assignment stated in this instrument, it shall notify the Debtor and the corporation or individual lease and the latter must, henceforth, pay the Bank the payments corresponding to the rent that is pending and the Bank must, in turn, apply the product of such payment to the installments of the aforementioned loan. XII) EXCLUSIVE FINANCIAL CONDITIONS OF THE DEBTOR: The financial conditions shall be measured by the Bank with consolidated audited balances of the Debtor to the end of the year, one hundred and twenty calendar days after the end of the year, at the latest, and with the consolidated quarterly balances, at least two months after the end of each quarter, calculated in a quarterly and annual manner, taking the results of the last twelve months as a basis, all of which the Debtor states to understand and expressly accept. The Debtor is hereby bound to keep the following financial ratios: i) the financial debt to EBITDA ration shall at no time be greater than three point zero to one point zero, calculated in a quarterly and yearly manner, using the last twelve months as a basis. For these effects, the financial debt shall be understood as the total of the amounts proceeding from bank commitments, bonds, overdrafts and other liabilities generating the interest payment, excluding any debt subordinated to this agreement. The EBITDA is understood as Profits before interests, taxes, depreciations and repayments and any other expense proceeding from the head office that does not represent a cash outflow; ii) the EBITDA to current long term debt ratio plus interests, must be greater than or equal to two point five to one point zero, calculated quarterly and annually, taking the last twelve months as a basis; iii) It shall at all times reflect a tangible net capital of over one million eight hundred thousand US dollars, where tangible net capital is understood as the corporate capital minus intangibles and accounts receivable from related and affiliated companies plus the subordinate debt. XIII) REPORTING CONDITIONS: a) The Debtor undertakes to submit the consolidated audited financial statements, with the opinions and annotations of PriceSmart Honduras, S.A. de C.V., as well as the consolidated and individual audited Financial Statements with opinions and annotations of PriceSmart El Salvador, S.A. de C.V., Inmobiliaria PriceSmart El Salvador, S.A. de C.V., PriceSmart Panama S.A. and Pricesmart, Inc., with the main annexes to be submitted within a term that shall not exceed forty-five calendar days after the end of each quarter; c) It shall submit a quarterly compliance certificate of the financial and reporting conditions each quarter, a maximum of forty-five calendar days following the end of each quarter, duly signed by the legal representatives. The quarterly compliance certificate must include calculations of the financial conditions, as well as a statement signed by the General Manager of the Debtor, stating that the Debtor is complying with the conditions of this loan. XIV) NON FINANCIAL CONDITIONS: The Bank and the Debtor state to have full knowledge that this loan has been granted considering the direct and indirect shareholding structure currently controlled by the Debtor, as well as its net worth, indebtedness, and payment capacity, and thus any change affecting the evaluation conditions shall constitute a cause for the expiration of the term, in which event the total balance of the obligation shall be required as the expiration of the term, prior to the corresponding risk analysis. For such effects, the Debtor undertakes to notify the Bank in the event of: a) Changes to the shareholding structure; b) Any reduction of its Tangible Net Worth; as well as, c) the events and noncompliance modifying the credit risk evaluation conditions, under which this loan was approved. Consequently, additional term expiration causes shall be set out in Clause IX of this instrument, in one or a combination of any of the following events: a) A change in the shareholding structure; b) Changes made to the nature of its operations; c) The Debtor shall employ its best efforts so that PriceSmart, Inc, irrevocably and unconditionally subordinates the current and future accounts payable held in favor of the Debtor, not related to the financing of current assets, such as inventories, accounts receivable and other current assets in favor of the Bank; d) Guarantee and endorse future third party obligations, including those corresponding to affiliates and/or subsidiaries, except for those deriving from the normal line of business and enter into credit facilities without prior due authorization from the Bank; e) Upon the occurrence of any adverse substantial change in the business, financial condition, or any of the operations of the Debtor, or upon the occurrence of any circumstance of a financial, political or economic nature, whether national or international, giving the Bank reasonable grounds to conclude that the Debtor will be unable or is incapable of fulfilling or observing its obligations under this Agreement; f) Any variation of the Tangible Net Worth of the Debtor, having a significant impact on the reduction of the agreed on value of One Million Eight Hundred Thousand US dollars (US$1,800,000.00); g) Paying dividends, granting loans to its executives, shareholders, affiliates or subsidiaries, or performing any other type of distribution of profits, unless all the obligations of the Debtor are up to date in payment and meet all the conditions it maintains with the Bank; h) Enter into credit facilities with other financial institutions in more favorable conditions than those granted to the Bank in this public deed. Should such event occur, the Debtor undertakes to provide the Bank additional guarantees so that this loan enjoys equal or better conditions than those of the other financial institutions; i) Non-issuance of notices that the Debtor is required to make to the Bank; j) In the event of the occurrence of any of the causes for expiration or early termination, agreed on in the overlapping joint bonds and that will be and have been established by PRICESMART EL SALVADOR, S.A. DE C.V., PRICESMART PANAMA, S.A. and PRICESMART, INC., and that likewise guarantee the facilities contained in this deed; k) sell, lease, exchange, mortgage, pawn or in any way transfer or encumber its assets, except the open mortgage judicial action hereby constituted in favor of the Bank. XV) JOINT SIGNATURES: To ensure that all the obligations undertaken in this instrument by PRICESMART HONDURAS, S.A. DE C.V., the corporations PRICESMART, INC., company established under the laws of the State of Delaware, USA, PRICESMART PANAMA, S.A., company established under the laws of the Republic of Panama and domiciled in the city of Panama, and PRICESMART EL SALVADOR, S.A. DE C.V., established under the laws of the Republic of El Salvador, must each in their jurisdictions and under the local legislation of each country of origin of such subscribe legally binding documents through which they, jointly with the Debtor, are bound to pay this loan, with the same covenants, terms, conditions  and obligations as those of the Debtor. The Debtor states and undertakes that the maximum consolidated financial debt of PRICESMART, INC., may not be greater than one hundred million US dollars, while this loan is in effect. XVI) FEES AND EXPENSES: Fees and expenses corresponding to this instrument shall be borne by the Debtor, among theses: all expenses incurred in by the Bank for the effects of the registration and /or cancellation of the mortgage guaranteeing the loan in the corresponding Property Registry, such as registration rights, certifications, cautions, cancellations of any nature, in accordance to law, as well as any other event or expense considered to be necessary to comply with the aforementioned objective, for which purpose the Debtor authorized the Bank so that it may charge the expenses incurred in for such concept to any of its checking and/or savings accounts or any type of monetary deposit account held with the Bank, as long as proof of payment is provided to justify such payment, which the Debtor previously and expressly hereby accepts, throughout the complete term of this loan. XVII. SPECIAL SUBMITTAL.  The Debtor, for the effects of this loan, submits to the legislation of El Salvador; and especially to the provisions of the Bank Law of the Republic of El Salvador in that which is relevant and to the other effective laws regulating these types of Agreements. For the purpose of initiating enforcement action, the Debtor and the co-debtors expressly authorize the Bank so that, at its discretion, it may file such legal action before the competent courts of the city of San Salvador, Republic of El Salvador, or before the competent courts of the city of San Pedro Sula, Republic of Honduras, because such constitutes the place of business of the Debtor and is the domicile where the hereby mortgaged property is located, which the Debtor expressly states to be aware of, understand and accept. SECOND: Christopher Sean Souhrada, in his capacity as the Special Proxy and authorized representative of the debtor continues stating that in order to guarantee every type of obligation acquired by virtue of this Loan Agreement, as well as those subsequently acquired by the Debtor with the Bank, and also any obligation in favor of third parties and for which the Debtor is in a joint or subsidiary manner liable, always in favor of the Bank though no express reference to this Open Mortgage in favor of the Bank is made in such obligations, whether originating from other obligations for commercial loans, credit on chattel mortgage, bank guarantees, bank endorsement, letters of credit, production credits, credit agreements, advance payments, discounts on bills of exchange, negotiable acceptances, promissory notes or any other security or other document, bank bonds, overdrafts, commercial loans, personal loans, direct or indirect discounts, including commercial documentary credits established abroad and, in general, to guarantee all operations that in accordance with Section fifty-one and the other applicable provisions of the Bank Law of the Republic of El Salvador and other effective laws of such country, that the tank is authorized to perform,  ESTABLISHES A SOLE AND SPECIAL OPEN MORTGAGE IN FAVOR OF SCOTIABANK EL SALVADOR, S.A., a bank institution which place of business is in San Salvador, Republic of El Salvador, with Tax ID number zero six hundred and fourteen- two hundred and fifty-one thousand one hundred and seventy-two- zero zero one- four, established in accordance with the laws of the Republic of El Salvador, for the sum of EIGHT MILLION EIGHT HUNDRED AND NINETY SEVEN THOUSAND ONE HUNDRED AND NINETY US DOLLARS AND SIXTY-SIXT CENTS, such mortgage is established for a term of TWELVE YEARS, starting as of this date and that falls on the following real property owned by Pricesmart Honduras, S.A., located in the city of San Pedro Sula, as well as on the current improvements stated in this instrument, and those subsequently introduced to such, and described in the following: “Plot of land located in Barrio El Playón, northwestern sector of this city, with a total area of TWENTY THOUSAND FIFTY-SIX POINT EIGHTY-ONE SQUARE METERS equal to TWENTY-EIGHT THOUSAND SEVEN HUNDRED AND SIXTY-SIX POINT SIXTY-EIGHT SQUARE VARAS (20,056.81 M2= 28,766.68 V2), which measurements and boundaries are the following: From station zero to station one, northbound, zero four degrees, forty-five minutes and twenty-seven seconds East, with a distance of eleven point forty-seven meters; from station one to station two, Northbound, ten degrees, twelve minutes, twenty seconds East, with a distance of six point fifteen meters; from station two to station three, North bound, zero nine degrees, fifteen minutes, and forty-six seconds East, with a distance of nine point sixteen meters; from station three to station four, Northbound, zero four degrees, twenty-four minutes and twenty-four seconds East, with a distance of eighteen point thirteen meters; from station four to station five, Northbound, zero one degrees, fifty-nine minutes and ten seconds East, with a distance of twenty-six point ninety-five meters; from station five to station six, Northbound, zero zero degrees, forty-six minutes, twenty-nine seconds West, with a distance of twenty point eighty-six meters; from station six to station seven, Northbound, zero three degrees, zero eight minutes and twenty-eight seconds West, with a distance of seventeen point ninety-six meters; from station seven to station eight, Northbound, zero five degrees, zero three minutes and forty-nine seconds West, with a distance of eight point ninety-six meters; from station eight to station nine, Northbound, zero nine degrees, twelve minutes and twenty-two seconds West, with a distance of two point fifty meters; from station nine to station ten, Northbound, twenty-three degrees, fourteen minutes and fifty-two seconds West, with a distance of two point sixty meters; from station ten to station eleven, Northbound, thirty-two degrees, fifty-two minutes and forty-six seconds West, with a distance of two point sixty-three meters; from station eleven to station twelve, Northbound, fifty-two degrees, zero four minutes, thirty-two seconds West, with a distance of two point sixty-four meters; from station twelve to station thirteen, Northbound, sixty-six degrees, twenty-eight minutes, fifty-one seconds West, with a distance of two point sixty-six meters; from station thirteen to station fourteen, Northbound, seventy-six degrees, fifty-four minutes and forty-six seconds West, with a distance of two point sixty-six meters; from station fourteen to station fifteen, Northbound, eighty degrees, fifty-four minutes and zero seven seconds West, with a distance of twelve point eighteen meters; from station fifteen to station sixteen, Northbound, eighty-one degrees, fifty-four minutes, zero seven seconds West, with a distance of twelve point eighteen meters; from station fifteen to station sixteen, Northbound, eighty-one degrees, twenty minutes and thirty-four seconds West, with a distance of nineteen point sixty-eight meters; from station sixteen to station seventeen, Northbound, seventy-four degrees, thirty-eight minutes, forty-nine seconds West, with a distance of sixteen point twenty-seven meters; from station seventeen to station eighteen, Northbound, seventy-one degrees, thirty-four minutes and thirty.-three seconds West, with a distance of eight point fifty-one meters; from station eighteen to station nineteen, Northbound, seventy-one degrees, thirty-seen minutes and fifty-five seconds West, with a distance of twenty-one point sixty-nine meters; from station nineteen to station twenty, Southbound, zero three degrees, twenty-nine minutes, eleven seconds West, with a distance of forty point zero nine meters; from station twenty to station twenty-one, Southbound, eighty degrees, thirty-nine minutes and thirty seconds East, with a distance of zero point forty-seven meters; from station twenty-one to station twenty-two, Southbound, zero three degrees, forty-five minutes and twenty-six seconds West, with a distance of ninety-nine point zero two meters; from station twenty-two to station twenty-three, Southbound, zero four degrees, zero six minutes and thirty-four seconds West, with a distance of thirty-three point ninety-four meters; from station twenty-three to station twenty-four, Southbound, zero four degrees, zero nine minutes and twenty-three seconds West, with a distance of fifty-two point sixty-two meters; from station twenty-four to station twenty-five, Southbound, seventy-nine degrees, thirty-four minutes and twenty-one seconds East, with a distance of twenty-two point forty-five meters; from station twenty-five to station twenty-six, Southbound, eleven degrees, twenty-one minutes and twenty-nine seconds West, with a distance of zero point forty-seven meters; from station twenty-six to station twenty-seven, Southbound, eighty degrees, thirty-four minutes and zero seven seconds East, with a distance of sixty-five point eighty meters; from station twenty-seven to station twenty-eight Northbound, zero nine degrees, thirty-four minutes and twenty-five seconds East, with a distance of twenty-five point sixty-one meters; from station twenty-eight to station twenty-nine, Northbound, zero four degrees, forty-four minutes and forty-six seconds East, with a distance of forty-two point eighty-two meters; from station twenty-nine to station zero, Northbound, zero four degrees, thirty-one minutes and forty-three seconds East, with a distance of twenty-four point forty-seven meters; and which boundaries are the following: TO THE NORTH: with the remaining property owned by the Kawas family; TO THE SOUTH: with a dirt road known as “camino viejo a Santa Ana” (the old road to Santa Ana); TO THE EAST: with Urbanización Altavista, Mount View Academy Elements; and TO THE WEST: with Burn and Residencial El Pedregal through which a paved road passes.” That on the aforementioned plot of land and as improvements, the following are incorporated: “A building consisting of the following areas:  OFFICE SPACE_ FLOORING: The floors are made of simple smoothed out and polished concrete, built on 1” stone- WALLS: The exterior walls are made of concrete blocks with a fine line finishing and appointed with structural elements and the inner walls are made of stone tiles, painted, screwed on to aluminum patterns. –CEILINGS: The ceilings are made of textured, galaxy type fibro-cement tiles with aluminum pattern suspensions- ROOFS: The roofs are made of galvanized metal sheets supported by the walls: DOORS: The doors are made of string-like guides with a plywood cover on both sides, painted or varnished, with a folding sheet and wooden reentrance angles. INSTALLATIONS: This area contains a women’s restroom with three toilets, three washbasins and an area to change babies; the men’s restroom has two toilets, two urinals, and two washbasins: a restroom in the area of the administrative offices, which has one toilet, one washbasin and a shower. All the restrooms have horizontal and vertical tiles on the walls with a decorative finish measuring 20 cm.- SUPERMARKET AREA: FLOORING: The floors are made of simple smoothed out and polished concrete, built on 1” stone. WALLS: The walls are made of finished concrete block and pained with structural elements measuring 2.80 meters in height, the rest is made of embossed metal sheets with an isolating finish, with high ceilings and “macomber” beams. CEILINGS: The ceilings are made of industrial metal sheets with an isolating finish and protector, supported by “macomber” beams. DOORS: The access door have an aluminum frame, with a fixed glass, and a sensor system activating these doors; the product receiving area and the tire center both have metal blinds; the food area has doors with an aluminum frame and folding glass doors. INSTALLATIONS: In the product receiving area there is a restroom with a toilet, washbasin and a urinal.  ADJOINING WAREHOUSE- FLOORING: The floors are made of 44 X 44 cm ceramic tiling, throughout the property- WALLS: The walls are made of concrete block, smoothed out and finished with structural reinforcement. CEILINGS: The ceilings are made of textured plastered tiles suspended by aluminum pattern structures. ROOFS: The roofs are zintroalum type metal sheets supported on special iron rollers/wheels. DOORS: The access doors are made of an aluminum frame with fixed glass and two folding sheets; the interior doors are of a string like structure with a plywood lining on both sides, painted on one folding side and with wood reentrance angles. INSTALLATIONS: There is one restroom in this area consisting of a toilet, washbasin and a wash are used to wash cleaning utensils. RESTROOM SERVICES: The property has a total of two public restroom areas to be used by customers and employees; one bathroom in the office area; one bathroom in the product receiving area, one bathroom in the adjoining warehouse and one bathroom in the parking area- CONSTRUCTIONS: The property is built of concrete block, and consists of a one story building with high ceilings and the following spaces: corporate offices, eight private office spaces, two meeting rooms, an employee dining area, a private bathroom, a men’s restroom area, a women’s bathroom area, two electric rooms, management office, bank area, and receiving area in the office area; fruit preparation area, meat preparation area, bakery, two meat refrigeration or freezer rooms, salesroom, food area, product receiving area, four product receiving offices, kitchen in the product receiving area, one bathroom, one warehouse, one kitchen, pump room, generator room and electric room in the warehouse or salesroom area; a paper storage area, a dining ward, a bathroom in the parking area for the use of security personnel, a sewage and waste water treatment plant which operates based on bacteria, a roofed  parking area and a cyclone fenced perimeter sustained by 2 ½ industrial tube with razor ribbon: it also has a warehouse annex which has a salesroom bathroom and warehouse- It has the following services: drinking water, electric power, phone lines, waste water, rain water, cleaning gear, cords, sidewalks, drainage ditches and sewer systems. CONSTRUCTION AREA: SIX THOUSAND FIVE HUNDRED AND SEVENTY-SEVEN POINT TWENTY-FIVE SQUARE METERS (6,577.25 m2). The value of the previously described improvements is ONE HUNDRED AND SIX MILLION EIGHT HUNDRED AND EIGHTEEN THOUSAND, FIVE HUNDRED AND FORTY-ONE LEMPIRAS (official currency of Honduras) and FIVE CENTS (LPS106,818,541.05). That the plot of land and before mentioned improvements have been re measured, collected and incorporated to the improvements for its registration, by means of instrument number THREE HUNDRED AND NINETY-SIX (396), authorized in the city of San Pedro Sula, Department of Cortés, dated December four, two thousand and nine, before the Notary YANI BENJAMIN ROSENTHAL HIDALGO, registered in Paper Record under Entries 1 and 2, inscription number 647058 of the Book of Mortgaged Property and Provisional Annotations of Property Registry in the Record Section of the Real Property and Trade Registry of the city of San Pedro Sula, Department of Cortés, Honduras, Central America. THIRD: Christopher Sean Souhrada, continuing in his capacity as Special Proxy and Authorized Representative, continues stating that on behalf of the company he represents he undertakes the following obligations with respect to the mortgaged real property and improvements to such, stated in the preceding clause: a) to facilitate the property deeds or any other document required to process the registration of the mortgage liens that are constituted in the respective Property Registry; b) Not to sell, donate, exchange, lease, transfer or newly encumber the encumbered real property, except upon obtaining prior and written consent from the Bank; c) Request written authorization from the Bank, before introducing modifications or structural alterations in the mortgaged property; d) Take out insurance against any insurable risk required by the Bank on the encumbered real property along with its improvements, including but not limited to hurricanes, strong winds, flooding (simple and – illegible), tidal waves and earthquakes, for its insurable value, accepting that if such insurance is not taken out within twenty-four hours of its requirement, the Bank may take out such insurance and the sums paid for the insurance that must be immediately reimbursed, shall remain guaranteed with the herein constituted guarantees; the insurance policy or policies must be transferred, endorsed or issued and renewed promptly in favor of the Bank, which shall appear as the beneficiary of such for a sum of up to Six Million US Dollars, and such may not be revoked or cancelled, except with written consent from the Bank. If the policies are not renewed at least fifteen days before they expire, the Bank shall be authorized to pay the corresponding premiums and the mortgage Debtor authorized the Bank to charge the expenses incurred in for such concept as well as the amount of the mentioned premiums to its checking or savings account. In the event of a loss, the value of the insurance policy must be fully paid to the Bank, which has the full right to apply such to the cancellation of any obligation held by the Debtor, even when it has not expired, placing the exceeding amount immediately at the disposal of the owner, except if sums that the Debtor must pay for bonds or guarantees constituted in favor of the Bank or corporations related to the Bank are pending payment, in which case such remainder shall only be delivered once all the obligations undertaken by the Debtor have been paid in full, in such conditions; e) To allow the Bank to inspect the real property given in guarantee while the term of this mortgage is in effect; f) To the mortgaged property in good conditions of conservation, as well as all the properties attached to such; g) To keep the payment of taxes, duties and fiscal or municipal contributions affecting the mortgaged real property up to date undertaking to submit to the Bank, whenever the latter so requires, the respective receipts or proof of solvency; and h) To improve or change the guarantee or possession; i) for all the effects of the established mortgage, domicile is established in San Pedro Sula, Department of Cortés, Republic of Honduras and, especially, submit to the jurisdiction of competence of the Civil Court of this city for the effects of the judicial recovery of this loan; j) With regard to the mortgaged real properties, waiver the processes of the executive trial and to the presentation of exceptions based on Article seven hundred and twenty-seven (727) of the Code of Commerce of the Republic of Honduras, establishing the following addresses for the effects of providing the notices or requirements referred to in Articles eight hundred and eighty-eight (888) and eight hundred and ninety-one (891) of the Civil Procedural Code to be in effect, should such be applicable, the following: For the Debtor, the company Pricesmart Honduras, S.A., Pricesmart Inc: 9740 Scranton Road, San Diego California, CA, Zip code 92121-1745: Attention: Atul Patel (apatel@pricesmart.com) ; for the company to be established as the Joint Surety, Pricesmart Panamá Inc.: Pricesmart Inc.: 9740 Scranton Road, San Diego California, CA Zip code 9212-1745, Attention: Atul Patel, apatel@pricesmart.com ; for the company to be constituted as a Joint Surety Pricesmart Panamá, S.A., Pricesmart Inc:  9740 Scranton Road, San Diego California, CA, Zip code 92121-1745: Attention: Atul Patel (apatel@pricesmart.com); for the company that should be established as the Joint Surety Pricesmart El Salvador, S.A. de C.V.  PriceSmart Inc.: 9740 Scranton Road, San Diego California, CA, Zip code 92121-1745: Attention: Atul Patel (apatel@pricesmart.com) ; For Scotiabank El Salvador, S.A.: Centro Financiero 25 Avenida Norte Número 1230 San Salvador, El Salvador, PBX Phone (503) 2234-4577; Fax (503) 2236-3406; www.scotiabank.com.sv; all the addresses stated here in shall be held as true and final and may only be changed in the event of prior written communication with faithful proof of receipt by the parties to which notice of such change is addressed, which must also state the effective date of the change of address. k) The Bank may freely accept or reject the operations or businesses proposed by the mortgaging Debtor; given that the establishment of this mortgage on its own does not imply an obligation regarding the granting of future loans or other credit obligations in favor of the mortgager and/or third parties; l) In the event that new loans, financing or operations or any type or form are granted by THE BANK in favor of the mortgaging Debtor, such must be documented at the latter’s expense; m) The Bank is hereby authorized to inspect, on behave of the mortgager, while the term of this mortgage is in effect, the real property object of this instrument;  n) APPRAISAL: For the purposes of a judicial sale, the mortgaging Debtor agrees with the Bank to set the auction price of the mortgaged property at Eight million eight hundred and ninety-seven thousand one hundred and ninety US dollars and sixty-six cents (US$8,897,190.66). Adding that under that provided by Article eleven (11) of the Civil Code in effect in the Republic of Honduras, he expressly waives any sum of money that the company he represents could be entitled to receive by means of the judicial adjudication of the mortgaged real properties, for the sole case in which such adjudication is made in favor of the Bank, in the event that the sum of the appraisal should exceed the owed sum, so that the Bank should at no time needs to make any payment in favor of the Debtor for any adjudication made in its favor. Consequently, fully aware of the waiver expressed herein, it indicates the agreement with the Bank in the sense that if the real properties exceed the owed value, and the Bank is specifically the object of adjudication of such in payment of the debt, such shall at no time make payment to the Debtor for any presumed excess in its value with regard to the debt since the Bank may bid for its loan though the value is less than the appraisal value of the real property; on the contrary, in the event that such real property is insufficient to pay the total amount owed, the Bank reserves the right to pursue other properties of the Debtor  and/or the Joint Sureties for the payment of the owed sums. FOUR: Mr. Christopher Sean Souhrada, continuing in his aforementioned capacity, states that the company PRICESMART INC., a company which place of business is established in California, USA, and established under the laws of the state of Delaware, USA, as the indirect shareholder of the Debtor, has granted the benefits of its international insurance policy for damages number PEXD-three seven seven four three eight three five, taken out with the company ACE American Insurance Company, an international insurance company based in the US, in favor of the Bank with regard to the coverage provided by such international policy on the mortgaged real property and hereby given in guarantee, for the general sum of up to SIX MILLION US DOLLARS; all in accordance with the proof of assignment document issued on December  eleven, two thousand and nine. FIFTH: For his part, Moisés Francisco Alfaro Chinchilla, in the capacity in which he appears, states that: a) the Bank shall not grant the cancellation of this mortgage while pending balances by the mortgagor or mentioned third parties exist for the concept of the bank operations ensuring such. B) that the Debtor shall bare the expenses and fees of this instrument, among them: all expenses in which the Bank must incur for the effects of the registration and/or cancellation of this open mortgage at the respective Root Property and Mortgage Registry or any other act or expense it considers necessary to fulfill the before indicated purpose for which purpose the mortgagor  authorized the Bank to charge the expenses incurred in for such concept to any of its checking and/or savings accounts or any type of monetary deposit account held with the Bank, as long as such are justified by means of proof of payment, which the mortgagor hereby previously and expressly accepts, throughout the term of his mortgage.  He likewise states: that all that stated by Christopher Sean Souhrada, in his capacity as Special Proxy and Authorized Representative of the Company Pricesmart Honduras, S.A. de C.V. is true and accepts all the terms, statements, obligations, conditions and waivers set out in this deed, as well as the establishment of the first mortgage established in favor of the Bank, respectively, for the faithful fulfillment of the obligations referred to in this instrument. Such is stated and granted before the undersigned Notary by the appearing parties and aware of the right they legally have to read this deed on their own account, by means of the agreement of both grantors, I proceeded to read the written, fully, to them, which content they ratify and sign at the end. All of which, with regard to the knowledge, status, age, profession or occupancy and vicinity of the grantors, to have informed the grantors of their duty to register this instrument in the respective registry, as well as having had at sight the following documents: With regard to PRICESMART HONDURAS, S.A. DE C.V., its deed of incorporation contained in public instrument number five, authorized on February two, nineteen hundred and ninety-nine, by Notary Carlos López Contreras and registered under number five (5) of volume two hundred and fifty-nine (259) of the Book  for the Registration of Corporate Merchants, of the Real Property and Trade Registry corresponding to the Registry Section of San Pedro Sula, Department of Cortés, Republic of Honduras, reformed by the takeover merger of the company Inmobiliaria PriceSmart Honduras, S.A. de C.V., through instruments number six (6) authorized by Notary Carlos López Contreras, dated February sixteen, two thousand and one, containing the approval of the agreements regarding the merger of both companies registered under number forty-four (44) of Volume two hundred and ninety-eight (298) of the Book for the Registration of Corporate Merchants of the Real Property and Trade Registry corresponding to the Registry Section of San Pedro Sula, Department of Cortés, Republic of Honduras, executing the takeover merger agreement and proceeding to modify the company PriceSmart Honduras, S.A. de C.V., by virtue of the merger and increase to its minimum and maximum corporate capital through instrument number nine (9), authorized by Notary Carlos López Contreras on February sixteen, two thousand and one, which is registered under number one hundred (100) Volume three hundred and five (305) of the   Book for the Registration of Corporate Merchants of the Real Property and Trade Registry corresponding to the Registry Section of San Pedro Sula, Department of Cortés, Republic of Honduras; newly modified by a change in the fiscal year period through instrument number sixty-seven (67) authorized by Notary Salustio Aguilar Martínez, dated September twenty-four, two thousand and two, which is registered under number twenty-eight (28) of Volume three hundred and forty-one (341) of the  Book for the Registration of Corporate Merchants of the Real Property and Trade Registry corresponding to the Registry Section of San Pedro Sula, Department of Cortés, Republic of Honduras; modified by an increase to its maximum corporate capital by instrument number eighty-one (81) authorized by the Notary Salustio Aguilar Martínez on April eighteen, two thousand and seven, which is registered under number seventy-five (75) of Volume five hundred and sixty (560) of the Book for the Registration of Corporate Merchants of the Real Property and Trade Registry corresponding to the Registry Section of San Pedro Sula, Department of Cortés, Republic of Honduras, all now pertaining to the Property Institute; Formal registration of the Minutes of the Shareholders’ Meeting of the company, identified with number forty-six, held on December ten, two thousand and nine, authorized by Notary Yani Benjamin Rosenthal Hidalgo, in the city of San Pedro Sula, Department of Cortés, Republic of Honduras, on December fifteen, two thousand and nine and registered under number forty (40) of Volume six hundred and nineteen of the Book for the Registration of Corporate Merchants of the Real Property and Trade Registry corresponding to the Registry Section of San Pedro Sula, Department of Cortés, Republic of Honduras, currently the Property Institute, in which the approval of the celebration of the deeds contained in this instruments as well as the special proxy and authorized representation of the appearing party Christopher Sean Souhrada is evidenced, so as to sign this instrument in the stated terms, for which he is fully authorized as it appears to the undersigned Notary as per the agreements made during the referred to Meeting: with regard to Christopher Sean Souhrada, his US passport, number 711615119; with regard to the company SCOTIABANK EL SALVADOR, SOCIEDAD ANÓNIMA, it Public Deed of the Takeover Merger, granted by Scotiabank, EL Salvador, Sociedad Anónima, contained in Public Instrument number Four of Book Twelve, granted in the city of San Salvador, on April twenty-nine, two thousand and five, in the records of Notary Dionisio Ismael Machuca Massis, registered in the Commercial Registry under number THREE of book TWO THOUSAND AND TWENTY-THREE of the Corporate Registry, certifying that Scotiabank El Salvador, Sociedad Anónima is a merging company and Banco de Comercio de Sal Salvador, Sociedad Anónima, the merged company, and which clauses constitute the Charter that shall govern as of the date of registration of the referred to instrument, holding such, consequently as the sole articles of incorporation of the merging company, and that consequently all the assets, rights and obligations of Banco de Comercio de El Salvador, S.A., corresponding to Scotiabank El Salvador, S.A., also consigned to the complete text and charter governing the activities of the Company, which is a Fixed Capital corporation of Salvadoran nationality, domiciled in this city, which term is undefined, which includes the granting of deeds such as this among its objectives, that the Board of Directors which members hold their offices for a term of two years, and may be reelected, is in charge of the administration of the Corporation; that the judicial and extra judicial representation and use of the company seal of the Corporation are held by the Executive Chairman of the Board of Directors or the person acting as such, that is additionally annotated to the objectives of its full legislation as a genuine document; With regard to Mr. Moisés Francisco Alfaro Chinchilla, his sole identity card number 01701027-8; Power with which he is acting contained in Public Deed of the Special Administrative Power of Attorney granted in the city of San Salvador, on March twenty-six, two thousand and eight, before the Notary Belisario Amadeo Artiga Artiga, registered in the Commercial Registry on March thirty-one, two thousand and eight, under number SIXTY-ONE of Book ONE THOUSAND TWO HUNDRED AND FIFTY-SEVEN of Other Trade Agreements, through which Mr. Brian Wayne Brady, in his capacity as Executive Chairman of the Bank, and as the legal representative of such, which capacity is duly legitimized in such Power of Attorney, as well as the existence of the Bank, appointed Moisés Francisco Alfaro Chinchilla and others as the proxy(ies) of such, so that they may jointly or severally grant deeds such as this one and thus duly empowered to grant this deed, which is additionally annotated for the purposes of it full legislation as a genuine document. I ATTEST… Signature and fingerprint CHRISTOPHER SEAN SOUHRADA – Signature and fingerprint MOISÉS FRANCISCO ALFARO CHINCHILLA- Signature and Notary Seal RAFAEL ALEJANDRO MONCADA CANTARERO.  And to be delivered to the company SCOTIABANK EL SALVADOR, S.A., I issue, sign and seal this first certified copy, at the same place where it was granted, on the fifteenth of the same month and year, on the corresponding official paper and with the tax stamps required by law, which have been duly paid, and the registration rights informed of such, which original is kept under the pre inserted number in my official records corresponding to the year two thousand and ten, where this issuance is noted. (Signature: Illegible). (The rubber stamp of the Notary has been placed next to the signature).-----------------------------------------------------------------------
(RECEIPT OF PAYMENT)-----------------------------------------------------------------------------------
Form T.G.R.-1 Republic of Honduras, Division of Finances, General Treasury Department of the Republic. RECEIPT OF PAYMENT – Current Revenues. 1. RTN or ID number 0501900307-8013. 2. Receipt No. 5532751. 3. Corporate name: Pricesmart Honduras, S.A. 4. Rate for Property Law Registrations: 253,938.00. F. Total amount to be paid: 253.938.00 Lempiras (official currency of Honduras).  Issued in Tegucigalpa Honduras on 01/15/10. 6.  Date of payment: 01/15/2010. 7. Bank Code 02501. (The document shows the payment made and registered for the above mentioned amount, on the bottom right-hand side of the page). -------------------------------------------------------------------------------------